                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3864

                            Oppenheimer Balanced Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                        Shares            Value
                                                                    --------------   --------------
COMMON STOCKS--52.9%
CONSUMER DISCRETIONARY--4.6%
MEDIA--4.6%
Cablevision Systems Corp. New York Group, Cl. A                            430,510   $    8,356,199
Cinemark Holdings, Inc.                                                      4,600           52,072
Jupiter Telecommunications Co. Ltd.                                          8,540        6,489,106
Liberty Global, Inc., Series A(1)                                          286,457        4,551,802
Liberty Global, Inc., Series C(1)                                          190,619        3,013,686
National CineMedia, Inc.                                                    88,803        1,221,929
                                                                                     --------------
                                                                                         23,684,794
                                                                                     --------------
CONSUMER STAPLES--4.3%
FOOD & STAPLES RETAILING--0.9%
Kroger Co. (The)                                                           195,000        4,299,750
FOOD PRODUCTS--1.4%
Nestle SA                                                                  195,350        7,356,976
TOBACCO--2.0%
Altria Group, Inc.                                                         181,800        2,979,702
Lorillard, Inc.                                                            110,980        7,521,115
                                                                                     --------------
                                                                                         10,500,817
                                                                                     --------------
ENERGY--4.7%
OIL, GAS & CONSUMABLE FUELS--4.7%
Chevron Corp.                                                              140,800        9,328,000
Exxon Mobil Corp.                                                          213,980       14,959,342
                                                                                     --------------
                                                                                         24,287,342
                                                                                     --------------
FINANCIALS--5.4%
COMMERCIAL BANKS--1.6%
Wells Fargo & Co.                                                          344,200        8,350,292
DIVERSIFIED FINANCIAL SERVICES--1.1%
JPMorgan Chase & Co.                                                       170,900        5,829,399
INSURANCE--2.7%
Assurant, Inc.                                                             112,900        2,719,761
Everest Re Group Ltd.                                                      153,360       10,975,965
                                                                                     --------------
                                                                                         13,695,726
                                                                                     --------------
HEALTH CARE--7.2%
BIOTECHNOLOGY--1.4%
Amicus Therapeutics, Inc.(1)                                               210,270        2,407,592
Genzyme Corp. (General Division)(1)                                         29,100        1,619,997
Human Genome Sciences, Inc.(1)                                             539,000        1,541,540
Orexigen Therapeutics, Inc.(1)                                             334,030        1,713,574
                                                                                     --------------
                                                                                          7,282,703
                                                                                     --------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Beckman Coulter, Inc.                                                       71,910        4,108,937
Covidien plc                                                               101,700        3,807,648
                                                                                     --------------
                                                                                          7,916,585
                                                                                     --------------
HEALTH CARE PROVIDERS & SERVICES--2.0%
Aetna, Inc.                                                                189,610        4,749,731


                          1 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                        Shares            Value
                                                                    --------------   --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Medco Health Solutions, Inc.(1)                                            115,040   $    5,246,974
                                                                                     --------------
                                                                                          9,996,705
                                                                                     --------------
PHARMACEUTICALS--2.3%
Abbott Laboratories                                                        108,810        5,118,422
Wyeth                                                                      151,000        6,853,890
                                                                                     --------------
                                                                                         11,972,312
                                                                                     --------------
INDUSTRIALS--2.6%
AEROSPACE & DEFENSE--0.4%
Orbital Sciences Corp.(1)                                                  142,457        2,161,073
MACHINERY--1.7%
Joy Global, Inc.                                                           128,570        4,592,520
Navistar International Corp.(1)                                            101,190        4,411,884
                                                                                     --------------
                                                                                          9,004,404
                                                                                     --------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Aircastle Ltd.                                                             340,400        2,501,940
INFORMATION TECHNOLOGY--21.8%
COMMUNICATIONS EQUIPMENT--4.1%
Nortel Networks Corp.(1)                                                     1,478               64
QUALCOMM, Inc.                                                             246,830       11,156,716
Research in Motion Ltd.(1)                                                 142,980       10,158,729
                                                                                     --------------
                                                                                         21,315,509
                                                                                     --------------
COMPUTERS & PERIPHERALS--1.2%
Apple, Inc.(1)                                                              42,900        6,110,247
INTERNET SOFTWARE & SERVICES--3.5%
eBay, Inc.(1)                                                              327,800        5,615,214
Google, Inc., Cl. A(1)                                                      30,290       12,769,961
                                                                                     --------------
                                                                                         18,385,175
                                                                                     --------------
SOFTWARE--13.0%
Microsoft Corp.                                                            740,180       17,594,079
Novell, Inc.(1)                                                            760,190        3,443,661
Synopsys, Inc.(1)                                                          255,320        4,981,293
Take-Two Interactive Software, Inc.                                      2,992,447       28,338,473
THQ, Inc.(1)                                                             1,781,530       12,755,755
                                                                                     --------------
                                                                                         67,113,261
                                                                                     --------------
MATERIALS--1.8%
CHEMICALS--1.8%
Lubrizol Corp. (The)                                                       131,650        6,228,362
Potash Corp. of Saskatchewan, Inc.                                          33,000        3,070,650
                                                                                     --------------
                                                                                          9,299,012
                                                                                     --------------
UTILITIES--0.5%
ENERGY TRADERS--0.5%
NRG Energy, Inc.(1)                                                        112,850        2,929,586
                                                                                     --------------
Total Common Stocks (Cost $298,916,341)                                                 273,993,608
PREFERRED STOCKS--3.3%
Mylan, Inc., 6.50% Cv., Non-Vtg.                                             9,900        8,527,860


                          2 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                        Shares            Value
                                                                    --------------   --------------
Schering-Plough Corp., 6% Cv.                                               39,000   $    8,841,300
                                                                                     --------------
Total Preferred Stocks (Cost $11,877,265)                                                17,369,160
                                                                                     --------------

                                                                       Principal
                                                                        Amount
                                                                    --------------
ASSET-BACKED SECURITIES--2.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through
   Certificates, Series 2004-W8, Cl. A2, 0.794%, 5/25/34(2)              1,500,534          864,804
Argent Securities Trust 2006-W5, Asset-Backed Pass-Through
   Certificates, Series 2006-W5, Cl. A2B, 0.414%, 5/26/36(2)               314,618          289,802
Bank of America Credit Card Trust, Credit Card Asset-Backed
   Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13                  250,000          258,695
Centex Home Equity Loan Trust 2006-A, Asset-Backed Certificates,
   Series 2006-A, Cl. AV2, 0.414%, 5/16/36(2)                              304,357          293,533
Chase Issuance Trust, Credit Card Asset-Backed Certificates,
   Series 2007-A15, Cl. A, 4.96%, 9/17/12                                1,460,000        1,511,920
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.,
   Series 2003-C4, Cl. C4, 5%, 6/10/15                                     310,000          266,238
Countrywide Home Loans, Asset-Backed Certificates:
   Series 2002-4, Cl. A1, 1.054%, 2/25/33(2)                                31,485           13,505
   Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(2)                          1,652,710        1,274,846
   Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(2)                            355,620          259,403
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed
   Certificates, Series 2006-25, Cl. 2A2, 0.434%, 6/25/47(2)               920,000          441,354
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
   Certificates, Series 2006-FF10, Cl. A3, 0.404%, 7/25/36(2)            1,161,834        1,058,371
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
   Certificates, Series 2006-FF9, Cl. 2A2, 0.424%, 7/7/36(2)               572,951          391,943
Ford Credit Auto Owner Trust, Automobile Receivables Nts., Series
   2009-B, Cl. A2, 2.10%, 11/15/11                                         165,000          165,137
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan
   Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.575%,
   1/20/35(2)                                                              488,600          325,198
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan
   Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.425%,
   3/20/36(2)                                                              340,000          295,375
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2,
   Cl. 2A1B, 5.18%, 8/25/35(2)                                              21,793           21,655
Litigation Settlement Monetized Fee Trust, Asset-Backed
   Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31(3)                 179,549          177,869
MBNA Credit Card Master Note Trust, Credit Card Receivables:
   Series 2003-C7, Cl. C7, 1.669%, 3/15/16(2)                            2,900,000        2,202,263
   Series 2005-A6, Cl. A6, 4.50%, 1/15/13                                1,450,000        1,491,036
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates,
   Series 2006-2, Cl. 2A2, 0.414%, 7/1/36(2)                             1,453,763          950,976
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed
   Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.414%,
   9/25/36(2)                                                              885,608          769,027


                          3 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through
   Certificates, Series 2006-BNC3, Cl. A2, 0.354%, 9/25/36(2)       $      202,854   $      194,975
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust,
   Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2,
   0.414%, 7/25/36(2)                                                      559,220          546,582
                                                                                     --------------
Total Asset-Backed Securities (Cost $17,691,909)                                         14,064,507
                                                                                     --------------
MORTGAGE-BACKED OBLIGATIONS--21.6%
GOVERNMENT AGENCY--18.4%
FHLMC/FNMA/SPONSORED--17.1%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/18                                                             152,321          158,027
5%, 8/15/33(4)                                                             408,720          418,028
6%, 7/15/24                                                                156,231          164,606
6%, 7/1/24(5)                                                              290,000          306,630
7%, 10/1/37                                                              4,490,394        4,834,061
8%, 4/1/16                                                                  30,365           32,545
9%, 8/1/22-5/1/25                                                            8,925            9,867
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Certificates:
Series 3279, Cl. PH, 6%, 2/1/27                                          1,480,000        1,540,765
Series 3306, Cl. PA, 5.50%, 10/1/27                                        558,800          578,205
Series R001, Cl. AE, 4.375%, 4/1/15                                        433,047          444,669
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Certificates, Interest-Only
Mtg.-Backed Security, Series 3399, Cl. SC, 12.252%, 12/15/37(6)          3,733,933          324,364
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Certificates, Interest-Only
Stripped Mtg.-Backed Security, Series 3045, Cl. DI, 44.107%,
10/15/35(6)                                                              4,193,465          351,531
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                              23,871           25,838
Series 2006-11, Cl. PS, 23.416%, 3/25/36(2)                                569,935          684,344
Series 2034, Cl. Z, 6.50%, 2/15/28                                         291,846          314,044
Series 2053, Cl. Z, 6.50%, 4/15/28                                         293,014          313,723
Series 2427, Cl. ZM, 6.50%, 3/15/32                                      1,081,850        1,155,973
Series 3025, Cl. SJ, 23.579%, 8/15/35(2)                                   119,690          143,772
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 12.837%, 6/1/26(6)                                     247,580           48,700
Series 183, Cl. IO, 10.29%, 4/1/27(6)                                      393,716           71,413
Series 184, Cl. IO, 17.265%, 12/1/26(6)                                    430,197           83,660
Series 192, Cl. IO, 10.839%, 2/1/28(6)                                     119,872           25,079
Series 200, Cl. IO, 10.215%, 1/1/29(6)                                     146,996           25,825
Series 202, Cl. IO, (1.583)%, 4/1/29(6)                                  1,332,373          214,086
Series 2130, Cl. SC, 48.74%, 3/15/29(6)                                    315,300           38,115
Series 224, Cl. IO, 1.677%, 3/1/33(6)                                      854,572          144,087
Series 243, Cl. 6, 1.711%, 12/15/32(6)                                     523,735           78,478
Series 2527, Cl. SG, 47.357%, 2/15/32(6)                                   336,359           21,024


                          4 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------
FHLMC/FNMA/SPONSORED CONTINUED
Series 2531, Cl. ST, 55.753%, 2/15/30(6)                            $      413,485   $       28,599
Series 2796, Cl. SD, 65.674%, 7/15/26(6)                                   468,797           54,383
Series 2802, Cl. AS, 99.999%, 4/15/33(6)                                   721,650           56,202
Series 2920, Cl. S, 77.023%, 1/15/35(6)                                  2,674,006          268,149
Series 3000, Cl. SE, 99.999%, 7/15/25(6)                                 2,668,270          226,467
Series 3110, Cl. SL, 99.999%, 2/15/26(6)                                   456,284           38,224
Series 3146, Cl. SA, 49.905%, 4/15/36(6)                                 3,364,895          362,836
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. PO, 4.689%, 6/1/26(7)                                      105,182           88,244
Series 192, Cl. PO, 6.883%, 2/1/28(7)                                      119,872          101,753
Federal National Mortgage Assn.:
4.50%, 7/1/24-7/1/39(5)                                                  5,418,000        5,460,824
5%, 7/1/24-7/1/39(5)                                                    10,392,000       10,615,599
5.50%, 7/1/24-7/1/39(5)                                                 19,793,000       20,483,386
6%, 9/25/19-10/1/37                                                      5,477,015        5,745,935
6%, 7/1/23-7/1/39(5)                                                    11,239,000       11,830,859
6.50%, 7/1/37(5)                                                         6,699,000        7,135,480
7%, 11/1/17                                                                631,142          665,336
7.50%, 1/1/33                                                              342,106          373,376
8.50%, 7/1/32                                                               20,497           22,320
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22                                          13,988           14,106
Trust 1996-35, Cl. Z, 7%, 7/25/26                                          137,919          149,515
Trust 1998-61, Cl. PL, 6%, 11/25/28                                        457,502          489,167
Trust 2001-44, Cl. QC, 6%, 9/25/16                                       1,229,000        1,314,332
Trust 2003-130, Cl. CS, 13.473%, 12/25/33(2)                               812,347          865,655
Trust 2005-57, Cl. PA, 5.50%, 5/1/27                                       829,382          846,636
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                                    1,359,733        1,433,565
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                                      160,000          163,574
Trust 2006-46, Cl. SW, 23.049%, 6/25/36(2)                                 450,876          538,832
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                                    1,150,705        1,186,468
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Interest-Only Stripped
Mtg.-Backed Security:
Trust 2005-14, Cl. SE, 42.618%, 3/25/35(6)                                 665,631           59,260
Trust 2006-60, Cl. DI, 42.267%, 4/25/35(6)                                 450,116           39,095
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 99.999%, 10/25/23(6)                                 4,593               75
Trust 2001-65, Cl. S, 52.225%, 11/25/31(4, 6)                            1,200,157          129,870
Trust 2001-81, Cl. S, 37.291%, 1/25/32(6)                                  259,487           29,380
Trust 2002-38, Cl. SO, 58.174%, 4/25/32(6)                                 459,298           44,997
Trust 2002-47, Cl. NS, 35.91%, 4/25/32(6)                                  532,479           57,604
Trust 2002-51, Cl. S, 36.246%, 8/25/32(6)                                  488,934           52,170
Trust 2002-52, Cl. SD, 39.768%, 9/25/32(6)                                 565,736           59,609
Trust 2002-7, Cl. SK, 55.313%, 1/25/32(6)                                   21,551            2,469


                          5 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 2002-77, Cl. BS, 45.141%, 12/18/32(6)                         $       39,482   $        4,094
Trust 2002-77, Cl. IS, 49.941%, 12/18/32(6)                                782,507           84,316
Trust 2002-77, Cl. SH, 45.032%, 12/18/32(6)                                355,985           42,965
Trust 2002-9, Cl. MS, 36.639%, 3/25/32(6)                                  367,156           40,960
Trust 2002-90, Cl. SN, 58.034%, 8/25/32(6)                                  34,352            3,061
Trust 2002-90, Cl. SY, 59.285%, 9/25/32(6)                                  16,297            1,416
Trust 2002-96, Cl. SK, 55.561%, 4/25/32(6)                               3,269,356          359,165
Trust 2003-33, Cl. SP, 62.33%, 5/25/33(6)                                1,332,743          142,716
Trust 2003-4, Cl. S, 50.554%, 2/25/33(6)                                   693,787           73,284
Trust 2003-46, Cl. IH, (8.63)%, 6/1/33(6, 8)                             4,551,416          508,433
Trust 2003-89, Cl. XS, 66.925%, 11/25/32(6)                                730,391           47,479
Trust 2004-54, Cl. DS, 51.701%, 11/25/30(6)                                517,648           65,004
Trust 2005-40, Cl. SA, 76.40%, 5/25/35(6)                                1,540,577          147,591
Trust 2005-6, Cl. SE, 89.161%, 2/25/35(6)                                2,016,105          188,475
Trust 2005-71, Cl. SA, 75.048%, 8/25/25(6)                               1,705,198          162,548
Trust 2005-87, Cl. SE, 49.35%, 10/25/35(6)                               3,137,975          280,909
Trust 214, Cl. 2, 24.681%, 3/1/23(6)                                       668,654          122,624
Trust 222, Cl. 2, 15.851%, 6/1/23(6)                                       885,023          122,351
Trust 240, Cl. 2, 21.534%, 9/1/23(6)                                     1,412,491          193,865
Trust 247, Cl. 2, 19.335%, 10/1/23(6)                                      178,644           35,132
Trust 252, Cl. 2, 19.069%, 11/1/23(6)                                      677,145          127,976
Trust 273, Cl. 2, 14.514%, 8/1/26(6)                                       187,413           36,767
Trust 319, Cl. 2, 5.893%, 2/1/32(6)                                        263,187           46,389
Trust 331, Cl. 9, 15.477%, 2/1/33(6)                                        92,482           14,072
Trust 334, Cl. 17, 22.111%, 2/1/33(6)                                      445,126           53,551
Trust 334, Cl. 3, (15.137)%, 7/1/33(6)                                     235,889           28,877
Trust 339, Cl. 12, 3.909%, 7/1/33(6)                                       976,210          139,976
Trust 339, Cl. 7, (7.829)%, 7/1/33(6)                                    1,922,974          215,330
Trust 339, Cl. 8, (7.298)%, 8/1/33(6)                                      133,901           16,590
Trust 343, Cl. 13, 6.355%, 9/1/33(6)                                       799,802          126,425
Trust 343, Cl. 18, 3.918%, 5/1/34(6)                                       138,423           26,254
Trust 345, Cl. 9, 2.355%, 1/1/34(6)                                      1,284,557          225,092
Trust 351, Cl. 10, 3.464%, 4/1/34(6)                                       236,143           30,393
Trust 351, Cl. 11, (0.318)%, 11/1/34(6)                                    155,877           20,135
Trust 351, Cl. 8, 2.745%, 4/1/34(6)                                        474,962           64,529
Trust 355, Cl. 6, 4.166%, 12/1/33(6)                                       112,368           14,898
Trust 355, Cl. 7, 1.119%, 11/1/33(6)                                        85,210           11,701
Trust 356, Cl. 10, (2.058)%, 6/1/35(6)                                     412,747           50,685
Trust 356, Cl. 12, (3.812)%, 2/1/35(6)                                     211,200           25,462
Trust 362, Cl. 12, 1.293%, 8/1/35(6)                                     3,964,589          609,415
Trust 362, Cl. 13, (0.575)%, 8/1/35(6)                                   2,189,010          306,769
Trust 364, Cl. 16, 0.008%, 9/1/35(6)                                       993,579          152,672
Federal National Mortgage Assn., Principal-Only Stripped
   Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.924%,
   9/25/23(7)                                                              332,154          300,318
                                                                                     --------------
                                                                                         88,856,474
                                                                                     --------------


                          6 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------
GNMA/GUARANTEED--1.3%
Government National Mortgage Assn.:
4.375%, 4/8/26(2)                                                   $       15,503   $       15,834
4.50%, 7/1/24(5)                                                         5,440,000        5,431,503
7%, 1/29/24-4/29/26                                                        159,694          173,995
7.50%, 5/29/27                                                             538,905          591,134
8%, 5/30/17                                                                 24,011           26,313
8.50%, 8/1/17-12/15/17                                                      14,090           15,263
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 77.784%, 1/16/27(6)                                642,540           75,514
Series 2002-15, Cl. SM, 69.603%, 2/16/32(6)                                534,051           69,628
Series 2002-76, Cl. SY, 71.16%, 12/16/26(6)                              1,326,844          153,540
Series 2004-11, Cl. SM, 52.771%, 1/17/30(6)                                433,078           53,365
                                                                                     --------------
                                                                                          6,606,089
                                                                                     --------------
NON-AGENCY--3.2%
COMMERCIAL--2.4%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
   Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%,
   9/1/45                                                                3,700,000        1,917,373
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18,
   Commercial Mtg. Pass-Through Certificates, Series PW18, Cl.
   A2, 5.613%, 6/1/50                                                    1,050,000          950,620
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through
   Certificates, Series 2006-2, Cl. A1B, 0.414%, 9/25/36(2)                 74,059           72,014
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg.
   Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.299%,
   12/1/49(2)                                                            1,700,000          917,275
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg.
   Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%,
   10/25/36                                                              1,013,080          696,757
First Horizon Alternative Mortgage Securities Trust 2004-FA2,
   Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%,
   1/25/35                                                                 670,366          547,443
First Horizon Alternative Mortgage Securities Trust 2007-FA2,
   Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1,
   5.50%, 4/25/37                                                          731,649          526,956
GE Capital Commercial Mortgage Corp., Commercial Mtg.
   Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                    635,073          633,699
Series 2005-C4, Cl. AM, 5.513%, 11/1/45(2)                                 790,000          504,358
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations,
   Series 2001-LIBA, Cl. B, 6.733%, 2/10/16                                350,000          376,895
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
   Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                                1,000,000          637,194
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                 555,000          502,570
Series 2007-LD11, Cl. A2, 5.992%, 6/15/49(2)                               640,000          590,989
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg.
   Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31                                    810,000          785,739


                          7 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------
COMMERCIAL CONTINUED
Series 2006-C1, Cl. AM, 5.217%, 2/11/31(2)                          $    2,090,000   $    1,318,224
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg.
Pass-Through Certificates, Series 2004-13, Cl. 2A2, 4.369%,
   4/1/34(2)                                                               667,912          588,451
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
   Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34                    1,148,005          879,634
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
   Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                    27,299           27,332
                                                                                     --------------
                                                                                         12,473,523
MULTIFAMILY--0.3%
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg.
   Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.981%,
   12/25/34(2)                                                             691,360          616,431
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg.
   Pass-Through Certificates, Series 2004-S, Cl. A1, 3.581%,
   9/25/34(2)                                                              588,244          511,865
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg.
   Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.092%,
   3/25/36(2)                                                              753,675          512,444
                                                                                     --------------
                                                                                          1,640,740
RESIDENTIAL--0.5%
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg.
   Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.166%,
   9/11/45(2)                                                            1,220,000          593,004
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through
   Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                   419,643          399,206
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through
   Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                    486,517          451,553
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through
   Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36                       53,442           52,045
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust, Mtg.
   Pass-Through Certificates, Series 2003-AR9, Cl. 2A, 4.478%,
   9/25/33(2)                                                              895,712          806,928
                                                                                     --------------
                                                                                          2,302,736
                                                                                     --------------
Total Mortgage-Backed Obligations (Cost $116,106,846)                                   111,879,562
U.S. GOVERNMENT OBLIGATIONS--0.6%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14                    1,670,000        1,646,151
Federal National Mortgage Assn. Nts., 2.50%, 5/15/14                     1,365,000        1,344,042
                                                                                     --------------
Total U.S. Government Obligations (Cost $3,029,588)                                       2,990,193
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--8.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18                        615,000          706,182
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13                  340,000          334,058
American Express Co., 8.125% Sr. Unsec. Nts., 5/20/19                      221,000          229,727
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37          665,000          174,563
Analog Devices, Inc., 5% Sr. Unsec. Nts., 7/1/14                           148,000          148,480
Anheuser-Busch InBev Worldwide, Inc.:
8% Sr. Nts., 11/15/39(9)                                                   145,000          158,347


                          8 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------

8.20% Sr. Unsec. Unsub. Nts., 1/15/39(9)                            $      545,000   $      608,034
AT&T Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                                 795,000          769,862
Atmos Energy Corp., 8.50% Sr. Unsec. Nts., 3/15/19                         175,000          204,694
Axa SA, 6.379% Sub. Perpetual Bonds(9, 10)                                 565,000          362,478
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19(9)                         375,000          384,098
Barclays Bank plc, 6.278% Perpetual Bonds(10)                              290,000          156,856
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35          325,000          304,973
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                                      423,000          412,173
8.50% Sr. Unsec. Nts., 6/15/19                                             330,000          345,645
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09(3)                            960,000          961,200
CenturyTel, Inc., 8.375% Sr. Unsec. Nts., Series H, 10/15/10               275,000          288,151
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10             680,000          578,055
Citigroup, Inc.:
5.50% Unsec. Sub. Nts., 2/15/17                                            465,000          379,450
5.625% Unsec. Sub. Nts., 8/27/12                                           310,000          290,518
6.125% Sub. Nts., 8/25/36                                                  410,000          305,822
8.30% Jr. Sub. Bonds, 12/21/57(2)                                          180,000          140,585
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec.
   Nts., 11/15/22                                                          240,000          281,156
Comcast Cable Communications, Inc., 8.875% Unsub. Nts., 5/1/17             435,000          512,146
ConAgra Foods, Inc., 7% Nts., 4/15/19                                      350,000          384,386
ConocoPhillips, 6.50% Sr. Unsec. Nts., 2/1/39                              150,000          159,990
Covidien International Finance SA, 6.55% Sr. Unsec. Unsub. Nts.,
   10/15/37                                                                370,000          410,738
Credit Suisse New York, 6% Unsec. Sub. Nts., 2/15/18                       460,000          459,994
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19                                  575,000          625,557
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts.,
   11/15/13                                                                380,000          386,792
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                           210,000          255,331
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts.,
   6/15/10(2)                                                              367,000          386,077
Duke Energy Carolinas LLC, 6.10% Sr. Unsec. Unsub. Nts., 6/1/37            355,000          372,345
Enterprise Products Operating LP, 7.50% Sr. Unsec. Unsub. Nts.,
   2/1/11                                                                  430,000          450,877
Exelon Generation Co. LLC, 6.20% Sr. Nts., 10/1/17                         225,000          224,286
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub.
   Nts., 7/1/15                                                            400,000          401,998
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10                1,310,000        1,255,183
Genentech, Inc., 5.25% Sr. Unsec. Unsub. Nts., 7/15/35                     420,000          392,091
General Electric Capital Corp.:
5.45% Sr. Unsec. Nts., Series A, 1/15/13                                   620,000          637,023
5.875% Unsec. Unsub. Nts., 1/14/38                                         295,000          233,882
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34              691,000          558,394
Goldman Sachs Group, Inc. (The), 7.50% Sr. Unsec. Nts., 2/15/19            260,000          278,881
Home Depot, Inc. (The), 5.40% Sr. Nts., 3/1/16                             265,000          264,943
Hospira, Inc., 6.40% Sr. Unsec. Unsub. Nts., 5/15/15                        70,000           73,812


                          9 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(2)             $      940,000   $      497,425
John Deere Capital Corp., 5.75% Sr. Nts., 9/10/18                          350,000          357,760
JPMorgan Chase & Co.:
5.125% Unsec. Sub. Nts., 9/15/14                                           335,000          333,905
7.90% Perpetual Bonds, Series 1(10)                                        750,000          658,148
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts.,
   6/1/13                                                                  770,000          718,438
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19               330,000          375,967
Kraft Foods, Inc., 6.875% Sr. Unsec. Unsub. Nts., 2/1/38                   295,000          312,651
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38(3, 11)          4,120,000              412
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38                 1,400,000        1,302,602
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36(2)                    345,000          247,322
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10                725,000          734,352
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17                            180,000          167,817
7.30% Sr. Unsec. Nts., 5/13/19                                           1,015,000        1,054,352
News America, Inc., 6.65% Sr. Unsec. Unsub. Nts., 11/15/37                 365,000          328,911
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37                        375,000          345,145
Noble Energy, Inc., 8.25% Sr. Unsec. Nts., 3/1/19                          410,000          467,270
Nokia Corp., 5.375% Sr. Unsec. Nts., 5/15/19                               380,000          385,190
Oncor Electric Delivery Co.:
5.95% Sec. Bonds, 9/1/13                                                   240,000          250,033
6.375% Sr. Sec. Nts., 1/15/15                                              280,000          293,227
Oracle Corp., 6.125% Sr. Unsec. Nts., 7/8/39(5)                            490,000          484,806
Pacific Gas & Electric Co., 6.25% Sr. Unsec. Unsub. Nts., 3/1/39           250,000          267,817
Petro-Canada, 5.95% Sr. Unsec. Unsub. Bonds, 5/15/35                       215,000          194,172
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B,
   6/1/13(9)                                                               343,191          351,950
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts.,
   5/1/18                                                                  470,000          476,391
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15                   460,000          438,110
Pride International, Inc., 8.50% Sr. Nts., 6/15/19                         435,000          431,738
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23(9)               400,000          383,506
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25(9)                 460,000          418,695
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12                 770,000          744,312
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11                         73,000           79,674
Safeway, Inc., 6.50% Sr. Unsec. Nts., 3/1/11                               255,000          270,185
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11                      360,000          380,731
Schering-Plough Corp., 6% Sr. Unsec. Nts., 9/15/17                         365,000          389,307
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16                                              220,000          229,939
9.80% Sr. Unsec. Nts., 2/15/19                                             320,000          388,193
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11                        302,000          319,521
Target Corp., 7% Bonds, 1/15/38                                            295,000          315,027
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10          755,000          762,955
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10                           360,000          379,899
Telus Corp., 8% Nts., 6/1/11                                               580,000          622,861
TEPPCO Partners LP, 6.125% Nts., 2/1/13                                    930,000          927,438
Time Warner Cable, Inc., 7.30% Sr. Nts., 7/1/38                            145,000          151,366


                         10 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                       Principal
                                                                        Amount            Value
                                                                    --------------   --------------
Time Warner Cos., Inc., 9.125% Debs., 1/15/13                       $      545,000   $      600,646
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33                 215,000          241,104
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr.
   Unsec. Unsub. Nts., 1/15/21                                             780,000          738,893
Union Pacific Corp.:
5.75% Sr. Unsec. Unsub. Nts., 11/15/17                                     215,000          217,082
6.125% Sr. Unsec. Nts., 2/15/20                                            405,000          420,763
United Health Group, Inc., 6% Sr. Unsec. Nts., 2/15/18                     180,000          173,035
Vale Overseas Ltd.:
6.25% Nts., 1/23/17                                                        295,000          298,877
6.875% Bonds, 11/21/36                                                     455,000          433,888
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                         75,000           71,650
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38               620,000          608,307
Viacom, Inc.:
6.25% Sr. Unsec. Nts., 4/30/16                                             160,000          157,824
6.875% Sr. Unsec. Nts., 4/30/36                                            340,000          313,865
Wachovia Corp., 5.625% Sub. Nts., 10/15/16                                 200,000          191,342
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11                        370,000          379,502
Wells Fargo Capital X, 5.95% Unsec. Sub. Bonds, 12/15/36                   630,000          467,523
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32                      310,000          312,317
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                                      395,000          350,371
6% Sr. Unsec. Unsub. Nts., 10/15/15                                        296,000          262,535
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37(5, 9)                    510,000          407,366
XTO Energy, Inc., 6.50% Sr. Unsec. Unsub. Nts., 12/15/18                   140,000          150,464
                                                                                     --------------
Total Non-Convertible Corporate Bonds and Notes
   (Cost $46,252,637)                                                                    42,286,707
                                                                                     --------------


                         11 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                        Shares            Value
                                                                    --------------   --------------
INVESTMENT COMPANIES--21.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares,
   0.00%(12, 13)                                                               664              664
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%(12, 14)      113,555,825      113,555,825
                                                                                     --------------
Total Investment Companies (Cost $113,556,489)                                          113,556,489
                                                                                     --------------
TOTAL INVESTMENTS, AT VALUE (COST $607,431,075)                              111.2%     576,140,226
                                                                                     --------------
Liabilities in Excess of Other Assets                                        (11.2)     (58,013,370)
                                                                                     --------------
Net Assets                                                                   100.0%  $  518,126,856
                                                                                     ==============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Represents the current interest rate for a variable or increasing rate security.

(3.) Illiquid security. The aggregate value of illiquid securities as of June
     30, 2009 was $1,139,481, which represents 0.22% of the Fund's net assets. See accompanying Notes.

(4.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $547,898. See accompanying Notes.

(5.) When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See accompanying Notes.

(6.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $8,258,144 or 1.59% of the Fund's net assets as of June 30, 2009.


                         12 | Oppenheimer Balanced Fund

(7.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $490,315 or 0.09% of the Fund's net assets as of June 30, 2009.

(8.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

(9.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,074,474 or 0.59% of the Fund's net assets as of June 30, 2009.

(10.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(11). Issue is in default. See accompanying Notes.

(12.) Rate shown is the 7-day yield as of June 30, 2009.

(13.) Interest rate is less than 0.0005%.

(14.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                    SHARES                                    SHARES
                                   SEPTEMBER      GROSS         GROSS        JUNE 30,
                                   30, 2008     ADDITIONS     REDUCTIONS       2009
                                  ----------   -----------   -----------   -----------
OFI Liquid Assets Fund, LLC               --     1,380,000     1,380,000            --
Oppenheimer Institutional Money
   Market Fund, Cl. E             21,175,009   357,012,655   264,631,839   113,555,825

                                      VALUE       INCOME
                                  ------------   --------
OFI Liquid Assets Fund, LLC       $         --   $    678(a)
Oppenheimer Institutional Money
   Market Fund, Cl. E              113,555,825    462,805
                                  ------------   --------
                                  $113,555,825   $463,483
                                  ============   ========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.


                         13 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

                                                             LEVEL 2--
                                              LEVEL 1--        OTHER        LEVEL 3--
                                             UNADJUSTED     SIGNIFICANT    SIGNIFICANT
                                               QUOTED       OBSERVABLE    UNOBSERVABLE
                                               PRICES         INPUTS         INPUTS          VALUE
                                            ------------   ------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $ 23,684,794   $         --        $--       $ 23,684,794
   Consumer Staples                           22,157,543             --         --         22,157,543
   Energy                                     24,287,342             --         --         24,287,342
   Financials                                 27,875,417             --         --         27,875,417
   Health Care                                37,168,305             --         --         37,168,305
   Industrials                                13,667,417             --         --         13,667,417
   Information Technology                    112,924,192             --         --        112,924,192
   Materials                                   9,299,012             --         --          9,299,012
   Utilities                                   2,929,586             --         --          2,929,586
Preferred Stocks                               8,527,860      8,841,300         --         17,369,160
Asset-Backed Securities                               --     14,064,507         --         14,064,507
Mortgage-Backed Obligations                           --    111,879,562         --        111,879,562
U.S. Government Obligations                           --      2,990,193         --          2,990,193
Non-Convertible Corporate Bonds and Notes             --     42,286,707         --         42,286,707
Investment Companies                         113,556,489             --         --        113,556,489
                                            ------------   ------------        ---       ------------
Total Investments, at Value                  396,077,957    180,062,269         --        576,140,226
OTHER FINANCIAL INSTRUMENTS:
Swaps                                                 --        690,022         --            690,022
Futures                                           12,967             --         --             12,967
                                            ------------   ------------        ---       ------------
Total Assets                                $396,090,924   $180,752,291        $--       $576,843,215
                                            ============   ============        ===       ============
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Swaps                                       $         --   $   (106,066)       $--       $   (106,066)
Options written                                       --             --         --                 --
Futures                                          (39,502)            --         --            (39,502)
                                            ------------   ------------        ---       ------------
Total Liabilities                           $    (39,502)  $   (106,066)       $--       $   (145,568)
                                            ============   ============        ===       ============


                         14 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                                        NUMBER OF   EXPIRATION                   UNREALIZED
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE          VALUE      APPRECIATION
--------------------         --------   ---------   ----------   ------------   -----------
U.S. Treasury Long Bonds          Buy      133        9/21/09    $ 15,741,797    $283,526
U.S. Treasury Nts., 2 yr.        Sell       29        9/30/09       6,270,344      14,688
U.S. Treasury Nts., 5 yr.        Sell       41        9/30/09       4,703,469      48,341
U.S. Treasury Nts., 10 yr.        Buy      176        9/21/09      20,462,750     137,446
                                                                                 --------
                                                                                 $484,001
                                                                                 ========

WRITTEN OPTIONS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                               NUMBER OF   EXERCISE   EXPIRATION   PREMIUMS
DESCRIPTION             TYPE   CONTRACTS     PRICE       DATE      RECEIVED   VALUE
-----------             ----   ---------   --------   ----------   --------   -----
Aetna, Inc.              Put     1,080      $17.50      7/20/09    $229,062    $--
Electronic Arts, Inc.    Put     1,081       12.50      9/21/09     158,906     --
                                                                   --------    ---
                                                                   $387,968    $--
                                                                   ========    ===

CREDIT DEFAULT SWAP CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:


                         15 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                            BUY/SELL    NOTIONAL   RECEIVE
                                                             CREDIT      AMOUNT     FIXED    TERMINATION
SWAP REFERENCE ENTITY             COUNTERPARTY             PROTECTION    (000S)      RATE       DATE         VALUE
---------------------   --------------------------------   ----------   --------   -------   -----------   ---------
Inco Ltd.:
                        Morgan Stanley Capital Services,
                        Inc.                                      Buy    $1,055      0.70%     3/20/17     $  20,634
                        Morgan Stanley Capital Services,
                        Inc.                                      Buy     1,065      0.63      3/20/17        25,769
                                                                         ------                            ---------
                                                                Total     2,120                               46,403
Merrill Lynch & Co.,
Inc.:
                        Barclays Bank plc                        Sell     2,355      4.15      9/20/09        11,989
                        Credit Suisse International              Sell     1,175      4.15      9/20/09         5,982
                                                                         ------                            ---------
                                                                Total     3,530                               17,971
Vale Overseas:
                        Morgan Stanley Capital Services,
                        Inc.                                     Sell     1,055      1.17      3/20/17       (50,380)
                        Morgan Stanley Capital Services,
                        Inc.                                     Sell     1,065      1.10      3/20/17       (55,686)
                                                                         ------                            ---------
                                                                Total     2,120                             (106,066)
                                                                                                           ---------
Grand Total Buys                                                                                              46,403
Grand Total Sells                                                                                            (88,095)
                                                                                                           ---------
   Total Credit Default Swaps                                                                              $ (41,692)
                                                                                                           =========

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                               TOTAL MAXIMUM
                                                 POTENTIAL
                                               PAYMENTS FOR                   REFERENCE
                                              SELLING CREDIT                    ASSET
TYPE OF REFERENCE ASSET ON                      PROTECTION        AMOUNT        RATING
WHICH THE FUND SOLD PROTECTION                (UNDISCOUNTED)   RECOVERABLE*    RANGE**
------------------------------                --------------   ------------   ---------
Investment Grade Single Name Corporate Debt     $5,650,000          $--       A to BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.


                         16 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

INTEREST RATE SWAP CONTRACTS AS OF JUNE 30, 2009 ARE AS FOLLOWS:

                    NOTIONAL
INTEREST RATE/       AMOUNT       PAID BY      RECEIVED BY   TERMINATION
SWAP COUNTERPARTY    (000'S)      THE FUND       THE FUND        DATE        VALUE
-----------------   --------   -------------   -----------   -----------   --------
USD BBA LIBOR
                               Three-Month
Deutsche Bank AG     $3,920    USD BBA LIBOR      5.445%        8/8/17     $625,648

Abbreviation is as follows:

BBA LIBOR           British Bankers' Association London-Interbank Offered Rate

SWAP SUMMARY AS OF JUNE 30, 2009 IS AS FOLLOWS:

The following table aggregates, as of period , the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

                                                                           NOTIONAL
                                                                            AMOUNT
SWAP COUNTERPARTY                        SWAP TYPE FROM FUND PERSPECTIVE    (000'S)      VALUE
-----------------                        -------------------------------   --------   ----------
Barclays Bank plc                        Credit Default Sell Protection     $2,355    $  11,989
Credit Suisse International              Credit Default Sell Protection      1,175        5,982
Deutsche Bank AG                         Interest Rate                       3,920      625,648
Morgan Stanley Capital Services, Inc.:
                                         Credit Default Buy Protection       2,120       46,403
                                         Credit Default Sell Protection      2,120     (106,066)
                                                                                      ---------
                                                                                        (59,663)
                                                                                      ---------
   Total Swaps                                                                        $ 583,956
                                                                                      =========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The


                         17 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on:


                         18 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED
                         OR DELAYED
                       DELIVERY BASIS
                        TRANSACTIONS
                       --------------
Purchased securities     $69,641,891
Sold securities            8,194,246

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During


                         19 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2009, securities with an aggregate market value of $412, representing less than 0.005% of the Fund's net assets, were in default.

CONCENTRATION OF RISKS. The Fund from time to time may have elements of concentration risk due to the value of certain securities held compared to the overall net investments value of the Fund. Such concentrations may subject the Fund to additional risks.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets


                         20 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to


                         21 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these


                         22 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $690,022, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $643,619 as of June 30, 2009.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of June 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $59,663. If a contingent feature would have been triggered as of June 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund


                         23 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional asscoiated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports.


                         24 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended June 30, 2009 was as follows:

                                  PUT OPTIONS
                            ----------------------
                            NUMBER OF    AMOUNT OF
                            CONTRACTS     PREMIUMS
                            ---------   -----------
Options outstanding as of
   September 30, 2008            --       $     --
Options written               2,161        387,968
                              -----       --------
Options outstanding as of
   June 30, 2009              2,161       $387,968
                              =====       ========

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.


                         25 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an


                         26 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.


                         27 | Oppenheimer Balanced Fund

Oppenheimer Balanced Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID SECURITIES

As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $612,259,731
Federal tax cost of other investments     24,358,766
                                        ------------
Total federal tax cost                  $636,618,497
                                        ============
Gross unrealized appreciation           $ 41,820,440
Gross unrealized depreciation            (76,484,020)
                                        ------------
Net unrealized depreciation             $(34,663,580)
                                        ============


                         28 | Oppenheimer Balanced Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Balanced Fund


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/11/2009